Contract liabilities (non-current and current)	12 Months Ended
Dec. 31, 2025
Contract liabilities [abstract]
Contract liabilities (non-current and current)

25. Contract liabilities (non-current and current)

Contract liabilities as at December 31, 2025 and 2024 consist of the following:

	31/12/25	31/12/24
Advance payments from customers	18,055	22,041
Deferred income from licensing of Natuzzi’s trademarks	4,814	5,196
Deferred revenue for Natuzzi Display System	2,191	2,162
Deferred revenue for Service-Type Warranty	1,618	974
Total contract liabilities	26,678	30,373
Less current portion	(19,818)	(23,587)
Non-current portion	6,860	6,786

“Advance payments from customers” are related to considerations received by the Group upon sale of the Group’s products, and before their delivery to end customers.

“Deferred income from licensing Natuzzi’s trademarks” refers to the deferral of revenue deriving from licensing Natuzzi’s Trademarks, to the former subsidiary Natuzzi Trading Shanghai. Such revenue, in the amount of 4,184 (net of the elimination of intercompany profit on the transaction), has been deferred over the useful life (20 years) of the licensed trademarks.

“Deferred revenue for Natuzzi Display System” refers to the deferral of revenue deriving from the sale of store fittings to retailers, which are used to set up their stores (“Natuzzi Display System” – NDS). Such revenue is recognised over time based on the length of the distribution contract signed with the retailer (usually five years).

“Deferred revenue for Service-Type Warranty” refers to the deferral of revenue deriving from the sale of a service-type warranty to end customers, which is recognised over time based on the contractual length of the insurance period (five years).

The amount of revenue recognised for the years ended December 31, 2025, 2024 and 2023 that was included in the opening contract liabilities balance amounts to 23,587, 20,333 and 17,124, respectively.